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                                                                    EXHIBIT 23.5

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in Amendment No. 1 to this Registration Statement on Form S-3 of our report dated February 15, 2002 relating to the balance sheet of Kinder Morgan G.P., Inc., which appears in Kinder Morgan Energy Partners, L.P.'s Current Report on Form 8-K dated March 11, 2002. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

PricewaterhouseCoopers LLP

Houston, Texas
July 24, 2002